                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 WPS RESOURCES CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       MERRILL CORPORATION
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           WPS RESOURCES CORPORATION
       700 NORTH ADAMS STREET, P.O. BOX 19001, GREEN BAY, WISCONSIN 54307

March 24, 1995

Dear WPS Resources Corporation Shareholder:

You are cordially invited to attend the 1995 Annual Shareholders Meeting which will be held at 10:30 A.M., Thursday, May 4, 1995, at the Weidner Center, University of Wisconsin -- Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Directions to the meeting location are included on the last page of this booklet. Free parking will be available.

The formal Notice of Annual Meeting of Shareholders and Proxy Statement which appears on the following pages provide information concerning matters to be considered. At the meeting we will report on the Company's progress, plans and prospects, and respond to your questions and comments.

We hope for a large attendance either in person or by proxy. Whether you own many shares or only a few, your presence or your proxy is important in making up the total number of shares necessary to transact business at the meeting.

If you are unable to attend, we would appreciate your completing, signing and promptly mailing the enclosed proxy in the postage paid envelope provided.

Sincerely,

DANIEL A. BOLLOM
President and
Chief Executive Officer

                           WPS RESOURCES CORPORATION
       700 NORTH ADAMS STREET, P.O. BOX 19001, GREEN BAY, WISCONSIN 54307
                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 1995
                             ---------------------
TO THE SHAREHOLDERS OF WPS RESOURCES CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of WPS Resources Corporation, a Wisconsin corporation (the "Company"), will be held on Thursday, May 4, 1995, at 10:30 A.M., Green Bay Time, at the Weidner Center, University of Wisconsin -- Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin for the following purposes:

         1. To elect three directors of Class A to hold office until the Annual Meeting of Shareholders in 1998 or until their successors have been elected and qualified.

         2. To approve the WPS Resources Corporation Deferred Compensation Plan.

         3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 14, 1995, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

    Even if you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Your attention is directed to the attached Proxy Statement.

                                           WPS RESOURCES CORPORATION

                                           Robert H. Knuth
                                           ASSISTANT VICE PRESIDENT -- SECRETARY
Green Bay, Wisconsin
March 24, 1995

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FILL IN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS AND RETURN IMMEDIATELY.

                                                                  March 24, 1995
                                PROXY STATEMENT
                           WPS RESOURCES CORPORATION

       700 NORTH ADAMS STREET, P.O. BOX 19001, GREEN BAY, WISCONSIN 54307

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 1995

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of WPS Resources Corporation ("Company") for the Annual Meeting of Shareholders to be held on Thursday, May 4, 1995 at 10:30 A.M., at the Weidner Center, University of Wisconsin -- Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin and at any adjournment thereof ("Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders and in this Proxy Statement.

    Only shareholders of record as of the close of business on March 14, 1995 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Company's outstanding voting securities consisted of 23,896,962 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share for each proposal submitted for consideration at the Meeting. The Notice of Annual Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about March 24, 1995.

    A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares represented thereby will be voted FOR the indicated nominees for directors, FOR approval and adoption of WPS Resources Corporation Deferred Compensation Plan and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the persons named in the proxy. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Each proxy granted may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the

Secretary of the Company, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    No person is known by the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Set forth below is a tabulation indicating, as of January 1, 1995, the shares of the Company's equity securities beneficially owned by the five named executives in the Summary Compensation Table, each nominee and director and all directors and officers of the Company as a group. No officer or director owns more than 1% of any class of the Company's equity securities.

                                                                     AMOUNT AND NATURE OF
       TITLE OF CLASS                NAME OF BENEFICIAL OWNER        OWNERSHIP (1)(2)(3)
- -----------------------------  ------------------------------------  --------------------
Common Stock, $1.00 Par Value  Daniel A. Bollom                             4,858(4)
 per share                     J. Gus Swoboda                               3,660
                               Richard A. Krueger                           3,019(5)
                               Patrick D. Schrickel                         1,697
                               Clark R. Steinhardt                          3,301(6)
                               A. Dean Arganbright                          2,000
                               Sister M. Lois Bush                            200(7)
                               James L. Kemerling                             500
                               Richard A. Bemis                             1,000
                               Robert C. Gallagher                          1,186
                               Michael S. Ariens                            1,426(8)
                               Kathryn M. Hasselblad-Pascale                2,488(9)
                               Linus M. Stoll                               8,243(10)
                               All directors and officers as a             38,719(11)(12)
                                group (15)

- ------------------------
 (1) None of the persons listed beneficially owns shares of any other class of equity securities of the Company or its subsidiaries, except Mr. Arganbright's wife owned 10 shares of Preferred Stock 5% series ($100 par value) of Wisconsin Public Service Corporation.

 (2) In each case the indicated owner has sole voting power and sole investment power with respect to the shares shown in this column except as noted.

 (3) Includes shares  of  common stock  held  in the  Wisconsin  Public  Service
     Corporation
     Employee Stock Ownership Plan and Trust (ESOP).

 (4) Includes 465 shares held in survivorship marital property.

 (5) Includes 98 shares held in joint tenancy.

 (6) Includes 142 shares held as custodian.

 (7) Owned by Sisters of the Sorrowful Mother of which Sister M. Lois Bush is a member.

 (8) Includes 910 shares held by M&M Ariens, Inc.

 (9) Includes 443 shares owned by spouse.

(10) Includes 2,598 shares owned by spouse.

(11) Includes 3,041 shares owned by spouses; 98 shares held in joint tenancy, 142 shares held as custodian and 465 shares in survivorship marital property.

(12) Officers and Directors also  hold 12 shares of  Preferred Stock, 5%  Series
     ($100 par value) and 10 shares of Preferred Stock, 5.04% Series ($100 par value) of Wisconsin Public Service Corporation.

                       NOMINEES FOR ELECTION AS DIRECTORS

    Pursuant to the Restated Articles and the By-Laws of the Company the Board of Directors consists of nine directors and is divided into three classes of three directors each, with one class being elected each year for a term of three years. Accordingly, it is proposed that the three nominees listed below be elected to serve as Class A directors for three-year terms to expire at the 1998 Annual Meeting of Shareholders and upon the election and qualification of their successors. Richard A. Bemis, Daniel A. Bollom and Robert C. Gallagher are presently Class A directors whose terms expire at this year's Annual Meeting, and who have been nominated for re-election.

    Directors are elected by a plurality of the votes cast by the holders of the Company's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. Under Wisconsin law, cumulative voting for directors is permitted but is not presently provided for in the Company's Restated Articles of Incorporation.

    Certain information about the three nominees for such directorships is set forth below. It is intended that the proxies solicited on behalf of the Board will be voted for the following nominees, each of whom beneficially owned, unless otherwise noted, the indicated number of shares of Common Stock on January 1, 1995. The Board has no reason to believe that any of these nominees will be unable or unwilling to serve as directors if elected, but if any nominee should be unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend in place of such nominee.

                  NOMINEES -- CLASS A -- TERM EXPIRING IN 1998

                                                                                               DIRECTOR
             NAME                   AGE                   PRINCIPAL OCCUPATION                   SINCE
- ------------------------------      ---      -----------------------------------------------  -----------
Richard A. Bemis (1)(2)             53       President, Bemis Manufacturing Company,                1983
                                              Sheboygan, WI (manufacturer of toilet seats,
                                              contract plastics and wood products)
Daniel A. Bollom                    58       President and Chief Executive Officer of the           1989
                                              Company
Robert C. Gallagher (1)(3)          56       Chairman and President, Associated Bank, Green         1992
                                              Bay, WI, Executive Vice President, Associated
                                              Banc-Corp

- ------------------------
(1)  Member of Audit Committee.

(2)  Member of Nominating Committee.

(3)  Member of Compensation Committee.

    Each of the nominees has served in the same or another position with the employer indicated for at least five years.

    The following table sets forth certain information about Class B and Class C directors who are not standing for election in 1995.

                                                                                                     DIRECTOR
                NAME                      AGE                   PRINCIPAL OCCUPATION                   SINCE
- ------------------------------------      ---      -----------------------------------------------  -----------
                                       CLASS B -- TERM EXPIRING IN 1996
A. Dean Arganbright (1)(3)(4)             64       Retired Chairman, President and Chief Executive        1972
                                                    Officer, Wisconsin National Life Insurance
                                                    Company, Oshkosh, WI
Sister M. Lois Bush, SSM (1)(4)           50       President and Chief Executive Officer of SSM --        1993
                                                    Ministry corporation (operator of hospitals
                                                    and health related facilities in Wisconsin,
                                                    Iowa and Minnesota)
James L. Kemerling (1)(3)                 55       Chairman, President and Chief Executive                1988
                                                    Officer, The Specialty Packaging Group,
                                                    Wausau, WI (manufacturer of composite cans),
                                                    1994; Chief Executive Officer, Shade/Allied
                                                    Inc., Green Bay, WI (manufacturer of business
                                                    forms), 1990-1994

                                       CLASS C -- TERM EXPIRING IN 1997
Michael S. Ariens (1)(2)(4)               63       Chairman, Ariens Company, Brillion, WI                 1974
                                                    (manufacturer of outdoor power equipment)
Kathryn M. Hasselblad-                    47       Partner and General Manager, Hasselblad Machine        1987
 Pascale (1)(2)                                     Company, Green Bay, WI (manufacturer of
                                                    automatic screw machine products)
Linus M. Stoll (1)(2)(4)                  69       Retired Chairman and Chief Executive Officer of        1987
                                                    Wisconsin Public Service Corporation, Green
                                                    Bay, WI

- ------------------------
(1)  Member of Audit Committee.

(2)  Member of Nominating Committee.

(3)  Member of Compensation Committee.

(4)  Member of Strategic Action Planning Committee.

    Each of the Class B and Class C directors, except James L. Kemerling, has served in the same or another position with the employer indicated for at least five years.

    Other directorships held by the directors include the following:

       Richard A. Bemis -- W. H. Brady Company, Milwaukee, WI
       Daniel A. Bollom -- EMPHESYS Financial Group, Inc., Green Bay, WI Robert C. Gallagher -- Associated Banc-Corp, Green Bay, WI
       Michael S. Ariens -- David White, Inc., Germantown, WI
                          -- Milwaukee Insurance Group, Inc., Milwaukee, WI

    During 1994, the Board met eight times. All directors attended more than 82% of the total number of meetings, including meetings of committees of which they are members. Attendance includes meetings of Wisconsin Public Service Corporation up to the effective date of the share exchange with WPS Resources Corporation on September 1, 1994.

    Nonemployee director remuneration consists of a monthly fee of $1,042, $800 for each Board meeting attended and $200 for each telephonic meeting. Employee directors receive no compensation for their services as directors.

    The Audit Committee, which includes all nonemployee directors, met two times during 1994. Its duties and responsibilities include, but are not necessarily limited to, the following:

        (1) To recommend annually a firm of independent public accountants.

        (2) To approve the services to be performed by the independent public accountants.

        (3) To review the reports and comments of the audit services department and independent public accountants and to recommend such action as is appropriate to the Board.

    Each member of the Audit Committee receives $600 for each meeting attended.

    The Compensation Committee, which is composed of three nonemployee directors, met two times during 1994. Its function is to recommend to the Board the compensation to be paid to officers and selected managerial personnel. Each member receives $600 for each meeting attended.

    The Nominating Committee, which consists of four nonemployee directors, recommends to the Board candidates to be nominated for election as directors at the annual meeting and to fill any vacancies on the Board. The Nominating Committee met two times in 1994. Each member receives $600 for each meeting attended. The Nominating Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company no later than November 1, in order to be considered for the annual meeting in the following year.

    The Strategic Action Planning Committee, which consists of four nonemployee directors, reviews and provides input into the Company's Strategic Plans. The Strategic Action Planning Committee met one time in 1994. Each member receives $600 for each meeting attended.
                             ---------------------

    Based solely on a review of statements of beneficial ownership and of changes therein furnished to the Company during and with respect to the 1994 calendar year and written representations made to the Company, the management of the Company has concluded that no person who at any time during 1994 was a director or officer of the Company failed to file with the Securities and Exchange Commission on a timely basis reports of beneficial ownership of the Company's securities required by Section 16(a) of the Securities and Exchange Act of 1934, as amended.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the total compensation paid by the Company and its subsidiaries for all services rendered during 1994, 1993 and 1992 for the Chief Executive Officer and the four other most highly compensated executive officers of the Company or its subsidiaries who perform policy making functions for the Company.


                                                                    LONG TERM COMPENSATION
                                ANNUAL COMPENSATION (3)              AWARDS            PAYOUTS
                                                   (E)          (F)         (G)                        (I)
                                               OTHER ANNUAL  RESTRICTED  SECURITIES                 ALL OTHER
        (A)                    (C)       (D)     COMPEN-       STOCK     UNDERLYING      (H)         COMPEN-
      NAME AND        (B)     SALARY    BONUS     SATION      AWARD(S)    OPTIONS/   LTIP PAYOUTS     SATION
 PRINCIPAL POSITION   YEAR     ($)       ($)      ($)(4)        ($)       SARS (#)       ($)          ($)(5)
- --------------------  ----  ----------  -----  ------------  ----------  ----------  ------------  ------------

Daniel A. Bollom      1994  273,662.25  0.00     29,700.09     0.00        0.00          0.00        31,072.79
 President            1993  253,553.90  0.00     26,106.24     0.00        0.00          0.00        26,503.47
 & CEO(1)             1992  235,160.04  0.00     24,079.21     0.00        0.00          0.00        14,306.90

J. Gus Swoboda        1994  153,193.02  0.00     19,622.46     0.00        0.00          0.00        13,154.35
 Senior Vice          1993  144,059.14  0.00     18,515.29     0.00        0.00          0.00        11,581.38
 President(2)         1992  136,809.99  0.00     17,208.12     0.00        0.00          0.00         6,902.50

Richard A. Krueger    1994  153,192.27  0.00     18,070.52     0.00        0.00          0.00        14,210.65
 Senior Vice          1993  144,054.98  0.00     15,290.27     0.00        0.00          0.00        12,118.62
 President(2)         1992  136,809.99  0.00     18,000.54     0.00        0.00          0.00         6,961.35

Patrick D. Schrickel  1994  150,553.50  0.00     13,956.27     0.00        0.00          0.00        12,786.86
 Senior Vice          1993  141,215.90  0.00     12,069.61     0.00        0.00          0.00        11,461.95
 President(1)         1992  133,909.98  0.00     12,426.17     0.00        0.00          0.00         6,947.49

Clark R. Steinhardt   1994  148,012.47  0.00     12,005.56     0.00        0.00          0.00        17,408.68
 Senior Vice          1993  138,531.27  0.00     12,901.20     0.00        0.00          0.00        15,760.87
 President(2)         1992  131,209.98  0.00     13,423.46     0.00        0.00          0.00         9,022.86

- ----------------------------------
(1)  Officer of both the Company and Wisconsin Public Service Corporation.

(2)  Officer of Wisconsin Public Service Corporation.

(3) Compensation deferred at election of executive includable under Salary for year earned.

(4) These amounts reflect perquisites, deferred compensation not deferred at the election of the officer and the following: spouse expense, flex refunds, taxable meals, moving expense, imputed lodge income, insurance reimbursement, vacation pay and holiday pay. No perquisites exceed 25% of the total perquisites except for Vacation/Holiday payments as shown below and Moving Expenses for Steinhardt of $3,513.65 in 1992. Deferred Compensation for

     Bollom,  Swoboda,  Krueger,  Schrickel   and  Steinhardt  was   $19,156.35,
     $10,723.55,  $10,723.50, $10,538.73 and  $10,360.92, respectively for 1994;
     $17,747.83, $10,083.83, $10,083.83,  $9,884.81 and $9,697.23,  respectively for 1993 and $16,461.24, $9,576.69, $9,576.69, $9,373.68 and $9,184.68, for
     1992.  Vacation/Holiday payments for Bollom, Swoboda, Krueger and Schrickel are $9,934.21, $8,563.76, $6,414.23  and $2,685.69, respectively for  1994;
     $5,177.30,  $7,551.98, $4,356.91  and $1,141.26, respectively  for 1993 and
     $6,685.00, $7,084.96, $3,269.97 and $2,135.38, for 1992.

(5) These amounts reflect Wisconsin Public Service Corporation contributions under Employee Stock Ownership Plan and Trust for Bollom, Swoboda, Krueger,
     Schrickel  and Steinhardt of $1,614.15, $1,568.38, $1,524.93, $1,562.01 and
     $1,534.20,  respectively,  for  1994,  $1,819.31  for  each  for  1993  and
     $1,461.13 for each for 1992. Above Market Deferred Compensation Interest for Bollom, Swoboda, Krueger, Schrickel and Steinhardt was $28,027.64,
     $11,204.97,  $12,130.72, $10,904.85 and  $15,550.48, respectively for 1994;
     $23,553.16, $9,372.07,  $9,808.31, $9,317.64  and $13,514.56,  respectively for 1993 and $10,964.77, $4,581.37, $4,549.22, $4,638.36 and $6,611.73, for
     1992.  Supplemental  Retirement  Benefits  for  Bollom,  Swoboda,  Krueger,
     Schrickel and Steinhardt were $357, $161, $161, $162 and $198, respectively for 1994; $468, $172, $166, $187 and $214, respectively for 1993 and
     $1,327, $733, $729, $732 and $704, for 1992. Retirement Plan Supplement for
     Bollom,  Swoboda, Krueger, Schrickel and Steinhardt was $1,074, $220, $394,
     $158 and $126,  respectively for  1994; $663,  $218, $325,  $138 and  $213, respectively for 1993 and $554, $127, $222, $116 and $246, for 1992.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN (1)
                       WPS RESOURCES CORPORATION (WPSR),
     S&P 500 INDEX AND EDISON ELECTRIC INSTITUTE 100 INDEX (EEI INDEX (2))

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             WPSRC     S&P 500 INDEX   EEI INDEX
1989             100              100         100
1990             107               97         101
1991             137              126         131
1992             163              136         141
1993             181              150         156
1994             154              152         138

Assumes $100 invested on December 31, 1989 in WPSR Common Stock, S&P 500 Index & EEI Index

(1) Total return assumes reinvestment of dividends.

(2) The Companies included in the EEI Index are the following:

ALLEGHENY POWER
 SYSTEM INC
AMERICAN ELECTRIC
 POWER INC
ATLANTIC ENERGY, INC
BALTIMORE GAS & ELEC CO
BANGOR HYDRO-ELEC CO
BLACK HILLS CORP
BOSTON EDISON CO
CAROLINA POWER & LIGHT CO
CENTERIOR ENERGY CORP
CENTRAL & SOUTH WEST CORP
CENTRAL HUDSON GAS & ELEC
CENTRAL LOUISIANA ELECTRIC
 CO INC
CENTRAL MAINE POWER CO
CENTRAL VERMONT PUB
 SVC CORP

CILCORP INC
CINERGY CORP
CIPSCO INC
CMS ENERGY CORP
COMMONWEALTH ENERGY SYS
CONSOLIDATED EDISON
 CO OF NY
DELMARVA POWER & LIGHT CO
DETROIT EDISON CO
DOMINION RESOURCES INC
DPL INC
DQE INC
DUKE POWER INC
EASTERN UTILITIES ASSOC
EL PASO ELEC CO
EMPIRE DISTRICT ELEC CO
ENTERGY CORP
ESELCO INC
FLORIDA PROGRESS CORP
FPL GROUP INC
GENERAL PUBLIC UTIL CORP
GREEN MOUNTAIN
 POWER CORP
HAWAIIAN ELECTRIC IND INC
HOUSTON IND INC
IDAHO POWER CO
IES INDUSTRIES INC
ILLINOVA CORP
INTERSTATE POWER CO
IOWA-ILLINOIS GAS & ELEC CO
IPALCO ENTERPRISES INC
KANSAS CITY POWER &
 LIGHT CO
KU ENERGY CORP
LG&E ENERGY CORP
LONG ISLAND LIGHTING CO
MADISON GAS & ELECTRIC CO
MAINE PUBLIC SVC CO
MIDWEST RESOURCES INC
MINNESOTA POWER
MONTANA POWER CO
NEVADA POWER CO
NEW ENGLAND ELEC SYSTEM
NEW YORK STATE ELEC &
 GAS CORP
NIAGARA MOHAWK
 POWER CORP
NIPSCO INDUSTRIES INC
NORTHEAST UTILITIES
NORTHERN STATES POWER CO
NORTHWESTERN PUBLIC
 SVC CO
OHIO EDISON CO
OKLAHOMA GAS & ELEC CO
ORANGE & ROCKLAND
 UTIL INC
OTTER TAIL POWER CO
PACIFIC GAS & ELEC CO
PACIFICORP
PENNSYLVANIA POWER &
 LIGHT CO
PECO ENERGY
PINNACLE WEST CAPITAL
 GROUP
PORTLAND GENERAL CORP
POTOMAC ELEC POWER CORP
PUBLIC SERVICE CO OF
 COLORADO
PUBLIC SERVICE CO OF
 NEW MEXICO
PUBLIC SERVICE ENTERPRISE
 GROUP
PUGET SOUND POWER &
 LIGHT CO
ROCHESTER GAS & ELEC CORP
SAN DIEGO GAS & ELEC CO
SCANA CORP
SCECORP
SIERRA PACIFIC RESOURCES
SOUTHERN COMPANY
SOUTHERN INDIANA GAS &
 ELEC CO
SOUTHWESTERN PUBLIC
 SVC CO
ST JOSEPH LIGHT & POWER CO
TECO ENERGY INC
TEXAS UTILITIES CO
TNP ENTERPRISES INC
TUCSON ELECTRIC POWER CO
UNICOM INC
UNION ELECTRIC CO
UNITED ILLUMINATING CO
UNITIL CORP
UPPER PENINSULA
 ENERGY CORP
UTILICORP UNITED
WASHINGTON WATER
 POWER CO
WESTERN RESOURCES
WISCONSIN ENERGY CORP
WPS RESOURCES CORP
WPL HOLDINGS INC

    Cincinnati Gas & Electric Co. and PSI Resources, Inc., which were included in the EEI Index for 1993, merged into Cinergy Corp., which is included in the EEI Index for 1994. Gulf States Utilities, which was included in the EEI Index for 1993, was acquired by Entergy Corp., which is included in the EEI Index for 1994. Illinois Power Co. and Commonwealth Edison Co. are included in the EEI Index for 1994 as Illinova and Unicom Inc., respectively.

                      BOARD COMPENSATION COMMITTEE REPORT

    The Board Compensation Committee during two meetings in 1994 addressed the compensation of the President and CEO and the other executive officers of the Company and its subsidiaries. In 1993, management introduced a new pay plan applicable to all executive, supervisory/professional and administrative employees. The pay plan is designed to support the Company's vision and mission statements and its commitment to a quality management philosophy. The key attributes of the plan are:

        - An employee development process which is based on continuous process improvement replaced an individual performance rating system.

        - Pay levels will not be based on corporate performance measures but will be market driven, with the pay advancement based on each employee's relationship to the average market rate of the assigned pay grade. The average market rates are based on median base salaries reported to the Edison Electric Institute by utilities with revenue levels comparable to that of the Company. It should be noted that many of these reporting utilities are members of the EEI Index group listed in Note 2 to the Comparison of Five Year Cumulative Total Return Table set forth above. The composition of the two groups, however, is not identical. In general the compensation levels of the executive officers of the company are below the median base salaries for executive officers of the comparable utilities.

        - The formula, used to bring executives who are either above or below the market rate to their market target rate, has a maximum of a 10-year horizon. Thus those farther below the market target rate will receive a larger salary increase than those closer to the target rate. If an executive is promoted to a higher-rated position, a promotional increase is provided at the time of the change in duties.

    The compensation of the President and CEO from October 1, 1994 to September 30, 1995 ($286,989) will be at 87% of his market rate.

    The Company and its subsidiaries have considered the implications of Section 162(m) of the Internal Revenue Code (the "Code") regarding deductibility of annual executive compensation over $1 million. The compensation levels for officers of the Company and its subsidiaries fall well below this level and, hence, the provisions of Section 162(m) of the Code have not affected the compensation program of the Company and its subsidiaries.

                                           A. Dean Arganbright
                                           Robert C. Gallagher
                                           James L. Kemerling

                                 BENEFIT PLANS

    An unfunded deferred compensation plan of Wisconsin Public Service Corporation provides a supplemental retirement benefit for each of the five named senior officers. Each of these individuals will receive, if employed by the Company at the time of retirement, as deferred compensation upon retirement, monthly payments equal to 20% of the highest average monthly compensation received during any 36 consecutive months prior to age 65. Such payments are to continue for ten years after retirement. If the individual dies during the ten-year period, the surviving spouse would receive 50% of such payments for the remainder of the period. If the individual dies while in the employ of Wisconsin Public Service Corporation the surviving spouse would receive 50% of similarly calculated deferred compensation for a ten-year period. The payments terminate if neither the individual or spouse survives and are forfeited if the individual does anything which reflects adversely on Wisconsin Public Service Corporation or refuses to perform advisory or consulting services when reasonably requested.

    The following table indicates various annual benefits payable during the ten-year period to each of the five named senior officers under his supplemental retirement benefit agreement:

    HIGHEST AVERAGE MONTHLY
 COMPENSATION RECEIVED DURING
   ANY 36 CONSECUTIVE MONTHS
        PRIOR TO AGE 65          ANNUAL BENEFITS PAYABLE
- -------------------------------  ------------------------
           $  12,000                    $   28,800
              13,000                        31,200
              14,000                        33,600
              15,000                        36,000
              16,000                        38,400
              17,000                        40,800
              18,000                        43,200
              19,000                        45,600
              20,000                        48,000
              21,000                        50,400
              22,000                        52,800
              23,000                        55,200
              24,000                        57,600
              25,000                        60,000
              26,000                        62,400
              27,000                        64,800
              28,000                        67,200

    The Wisconsin Public Service Corporation Administrative Employees' Retirement Plan ("Pension Plan"), under which executive officers are included, is a noncontributory defined benefit plan under which contributions on behalf of a specified participant cannot be individually calculated. Since the Pension Plan is in a fully funded position, no contributions were made to it in 1994. Straight life benefits at normal retirement age 65 (with a 50% benefit payable to a surviving spouse, actuarily reduced for any age differences) are determined by the average of the five highest years compensation in the last ten years times 55% times years of service up to 35 divided by 35, plus 1/2% of such average compensation times years of service exceeding 35, less an offset for a portion of Social Security benefits. Employees who were employed prior to 1982 would qualify for the higher of the current pension formula or a grandfathered formula which is 1 1/2% of the final average pay times years of service limited by 50% of final average pay less a Social Security offset. It should be noted that Social Security integration rules under the Tax Reform Act of 1986 have not affected the pension formula since nondiscrimination tests have been met. The following table shows the annual retirement benefits payable at the normal retirement age of 65 for specified remunerations and years of service under the provisions of the Pension Plan in effect December 31, 1994, and assuming retirement on that date:

                               PENSION PLAN TABLE
                         ANNUAL RETIREMENT BENEFITS AT
                       NORMAL RETIREMENT AGE OF 65 YEARS
                         FOR YEARS OF SERVICE INDICATED

 AVERAGE ANNUAL
  REMUNERATION
HIGHEST 5 YEARS    15 YEARS     20 YEARS     25 YEARS    30 YEARS    35 YEARS
- ----------------  -----------  -----------  ----------  ----------  ----------
   $  170,000      $  38,250    $  51,000   $   63,750  $   76,500  $   86,618
      180,000         40,500       54,000       67,500      81,000      92,118
      190,000         42,750       57,000       71,250      85,500      97,618
      200,000         45,000       60,000       75,000      90,000     103,118
      210,000         47,250       63,000       78,750      94,500     108,618
      220,000         49,500       66,000       82,500      99,000     114,118
      230,000         51,750       69,000       86,250     103,500     119,618
      240,000         54,000       72,000       90,000     108,000     125,118
      250,000         56,250       75,000       93,750     112,500     130,618
      260,000         58,500       78,000       97,500     117,000     136,118
      270,000         60,750       81,000      101,250     121,500     141,618
      280,000         63,051       84,067      105,084     126,101     147,118
      290,000         65,408       87,210      109,013     130,815     152,618
      300,000         67,765       90,353      112,941     135,530     158,118
      310,000         70,122       93,496      116,870     140,244     163,618

    Compensation for benefit calculation by the Pension Plan differs from the amounts in the annual compensation columns of the Summary Compensation Table for all five executive officers named. Messrs. Bollom, Swoboda, Krueger, Schrickel and Steinhardt had 1994 pensionable compensation of $302,758, $169,412, $169,411, $163,781, and $158,375, respectively. (The maximum 1994 compensation that may be considered for purposes of the Pension Plan is $150,000.) Messrs. Bollom, Swoboda, Krueger, Schrickel and Steinhardt have credited service under the Pension Plan as of December 31, 1994 of 37, 36, 34, 29, and 27 years, respectively. Benefit amounts in the table have been reduced for Social Security offsets.

    The annual benefits payable from the Pension Plan are subject to a maximum limitation (for 1994 $118,800) under Internal Revenue Code Section 415. In addition, the amount of compensation considered for purposes of the Pension Plan is limited (for 1994, $150,000) under Internal Revenue Code Section 401(a)(17). Wisconsin Public Service Corporation has unfunded retirement benefit supplement agreements with its executives, including the five executives named in the Summary Compensation Table, which provide for additional monthly payments equal to any loss of benefit payments under the Pension Plan caused by the maximum benefit or compensation limitations and/or the election of deferral of compensation under the unfunded deferred compensation plan referred to above. Amounts were accrued during 1994 for the unfunded future payment provided for by the retirement plan supplement agreements. These additional payments are to be made only while the employee or surviving spouse receives a monthly benefit from the Pension Plan. Benefit amounts shown in the table include payments to the employee under the Pension Plan and the additional payments for loss of Pension Plan benefits as described in this paragraph.

                      PROPOSED DEFERRED COMPENSATION PLAN

    On December 15, 1994, the Board of Directors of the Company adopted the WPS Resources Corporation Deferred Compensation Plan (the "Deferred Compensation Plan") subject to approval by the holders of Common Stock of the Company at the 1995 Annual Meeting of Shareholders of the Company. The Deferred Compensation Plan, if approved by the Shareholders, will replace the current deferred compensation program of Wisconsin Public Service Corporation. The Deferred Compensation Plan will differ from the current deferred compensation program of Wisconsin Public Service Corporation in three principal respects. First, under the Deferred Compensation Plan all mandatory deferrals will be required, and voluntary deferrals will be permitted, to be credited to a stock account and treated as if invested in Company Common Stock. Under the program currently in effect, all deferrals are treated as if invested at interest. Secondly, under the Deferred Compensation Plan, the Company may elect to make distributions from the stock account under the Plan in shares of Company Common Stock.

Under the current program all distributions of deferred compensation are in cash. Finally, under the Deferred Compensation Plan the maximum rate at which interest may be credited on amounts initially deferred after December 31, 1995 and treated as if invested at interest will be reduced. Currently the interest rate is the greater of (i) 0.5% per month or (ii) an amount equal to 1/12th of the consolidated return on equity of the Company and all subsidiaries and affiliates for the twelve month period ended on the preceding December 31 ("ROE"). The interest rate after December 31, 1995 will be the greater of (i) 0.5% per month or (ii) 70% of 1/12th of ROE. See the descriptions of Reserve Accounts A and B on pages 18 and 19 of this Proxy Statement. If the Deferred Compensation Plan is not approved by the shareholders, the current compensation program of Wisconsin Public Service Corporation will be continued or a new deferred compensation program will be implemented without provision for a stock account or distribution in Company Common Stock.

    The following summary description of the Deferred Compensation Plan is subject in all respects to the full text of the Deferred Compensation Plan which is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994. A copy of the Deferred Compensation Plan will be furnished without charge to any person entitled to receive a copy of the Company's Form 10-K upon written request addressed to the attention of Robert H. Knuth, Assistant Vice President and Secretary of the Company. See the second paragraph under the caption "ANNUAL REPORTS" herein.

    The Deferred Compensation Plan permits nonemployee directors and key employees of the Company and its subsidiaries and affiliates to defer a portion of their compensation and to allocate the amount deferred among two accounts, one in which amounts are treated as if invested at interest and one in which amounts are treated as if invested in Company Common Stock. A third account is established for amounts deferred prior to January 1 ,1996, under the current deferred compensation program of Wisconsin Public Service Corporation. Amounts in this account are treated as if invested at interest. The accounts are bookkeeping accounts which serve solely as a device for determining the amount of benefits accumulated by a participant and do not create or imply an obligation on the part of the Company to fund such benefits.

    OBJECTIVE. The purpose of the Deferred Compensation Plan is (1) to attract and retain well-qualified persons for service as nonemployee directors of the Company and designated subsidiaries or affiliates and (2) to attract and retain key management employees possessing a strong interest in the successful operation of the Company or its subsidiaries or affiliates and encourage their continued loyalty, service and counsel to the Company and its subsidiaries and affiliates.

    ELIGIBILITY AND PARTICIPATION. Eligibility is limited to nonemployee directors and executives of the Company or its subsidiaries or affiliates. "Executive" for this purpose means a common law employee of the Company or any subsidiary or affiliate of the Company who is on the "executive payroll" and who has been designated by the Compensation Committee as covered under or otherwise being eligible to participate in the Deferred Compensation Plan. As of January 1, 1995, there were 8 nonemployee directors and 39 executives who would be eligible to participate in the Deferred Compensation Plan.

    ADMINISTRATION.    The Compensation  Committee, with  the assistance  of the
Secretary, shall administer and interpret the Deferred Compensation Plan and supervise preparation of compensation deferral agreements and forms.

    DEFERRED COMPENSATION. A nonemployee director may make a deferral election with respect to all or part of such director's compensation, in increments of 1%. Compensation, for purposes of a nonemployee director, means those fees paid by the Company or a subsidiary or affiliate thereof to nonemployee directors for services rendered on the board of directors of the company or a subsidiary or affiliate thereof or any committee of such board of directors, including attendance fees and fees for serving as committee chair. A participating executive may, without the consent of the Compensation Committee, elect to defer on a voluntary basis up to 30% of such executive's compensation, in increments of 1%. An executive may elect to defer more than 30% of compensation only with the approval of the Compensation Committee. Compensation, in the case of an executive, means the base monthly salary or wage payable by the Company or designated subsidiary or affiliate thereof for services performed, including voluntary deferrals under the Deferred Compensation Plan, but excludes extraordinary payments, mandatory deferrals under the Deferred Compensation Plan, the value of fringe benefits or contributions by the Company to employee benefit plans. The Compensation Committee may, from time to time, authorize mandatory deferrals to applicable participating executives in such amounts as the Compensation Committee shall in its sole discretion determine, provided that the maximum mandatory deferral for any year shall not exceed 30% of an executive's compensation for such year. Currently each executive participating in the deferred compensation program of Wisconsin Public Service Corporation is subject to a mandatory deferral in an amount equal to 7% of such executive's compensation.

    Three separate accounts are established under the Plan as devices for determining the amount of benefits accumulated by a participant under the Deferred Compensation Plan, to wit:

    RESERVE ACCOUNT A will be credited with the reserve account balance accumulated by a participant as of December 31, 1995, under the current deferred compensation program of Wisconsin Public Service Corporation. Except for attributed earnings, no further contributions or credits of any kind will be made to this account. Participant's balances in Reserve Account A will be credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 1/12th of the consolidated return on equity of the Company and all subsidiaries and affiliates for the twelve month period ended on the respective preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September. The ROE for the year ended December 31, 1994 was 11.4%. The Compensation Committee may revise the interest equivalent rate or the manner in which it is calculated, but the rate may not be reduced below 6% per annum.

    RESERVE ACCOUNT B will be credited with that portion of a voluntary deferral made by a participant which such participant elects to allocate to this account plus any amount in excess of 30% of compensation which an executive elects to defer in any year. Participant's balances in Reserve Account B will be credited with an interest equivalent for each month at a rate equal to the greater of (i) 0.5% or (ii) 70% of 1/12th of the ROE for the twelve month period ended on the respective preceding September 30 for the months of January through March and October through December and for the twelve month period ended on the preceding March 31 for the months of April through September. The Compensation Committee may revise the interest equivalent rate for Reserve Account B or the manner in which such rate is calculated, but the rate may not be reduced below 6% per annum.

    CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, the minimum interest equivalent rate under Reserve Accounts A and B shall be the greater of (i) 6% per annum or (ii) a rate equal to two percentage points above the prime lending rate of Firstar Bank Milwaukee, Milwaukee, Wisconsin. A Change in Control means any of the following events:

    (i) approval by the shareholders of the Company of a merger or consolidation of the Company with or into another corporation if neither the Company nor any of its subsidiaries will be the surviving corporation or of a disposition of all or substantially all of the Company's assets other than to a subsidiary of the Company;

    (ii) the acquisition by any person (other than the Company or any of its subsidiaries or the Wisconsin Public Service Corporation Employee Stock Ownership Plan and Trust or the Deferred Compensation and Supplemental Benefits Trust (the "Trust")) of beneficial ownership of 15% or more of the voting power of the shares of capital stock of the Company;

    (iii) during any consecutive two year period a majority of the Board of Directors of the Company consists of persons who were neither directors at the beginning of such period nor persons whose nominations or elections were approved by a vote of two-thirds of the directors then in office;

    (iv)  a loss  of 15% or  more of  the customers of  Wisconsin Public Service
       Corporation  resulting   from  the   exercise  of   statutorily   granted
       condemnation powers by any government entity.

    STOCK ACCOUNT will be credited with all mandatory deferrals made after December 31, 1995 and that portion of a voluntary deferral (not exceeding an amount equal to 30% of an executive's compensation for any year) made by a participant after December 31, 1995 which such participant elects to allocate to this account. Each month such deferrals and dividends payable on stock units will be converted, for record keeping purposes, into whole and fractional stock units based on the average purchase price of all shares of Company Common Stock purchased during that month by or on behalf of the Trust and the WPS Resources Corporation Dividend Reinvestment and Stock Purchase Plan. Participants electing to allocate deferrals to the Stock Account will have no rights of a shareholder resulting from the stock units in their account. The Company may, however, elect to have shares of Company Common Stock purchased by the Trust in an amount equal to a portion of the stock units in the Stock Account. Under the Trust, although participants under the Plan will have no proprietary interest in shares purchased by the Trust and will remain general unsecured creditors of the Company with respect to amounts deferred under the Deferred Compensation Plan, shares held by the Trust will for purposes of exercising voting rights, be allocated proportionately to the share units in the respective participants' stock accounts and voted in accordance with the instructions of such participants. Voluntary deferrals in excess of 30% of an executive's compensation for any year will be credited to Reserve Account B.

    Set forth below for certain individuals and groups, are the amounts of compensation which would have been deferred in 1994, the amounts of deferred income on voluntary deferrals in 1994, and the number of common stock units which would have been allocated with respect to mandatory deferrals (including dividends attributable thereto) if the Deferred Compensation Plan had been in effect for 1994. Deferrals are based on actual amounts deferred under the current compensation program of Wisconsin Public Service Corporation. No stock units are shown with respect to voluntary deferrals, since individual allocations between Reserve Account B and the Stock Account are not presently determinable.

              WPS RESOURCES CORPORATION DEFERRED COMPENSATION PLAN

                                                                                            NUMBER OF
                                                              DOLLAR VALUE ($)                UNITS
                                                    -------------------------------------  -----------
                                                     MANDATORY    VOLUNTARY    INCOME ON    MANDATORY
NAME AND POSITION                                    DEFERRAL     DEFERRAL     DEFERRALS    DEFERRALS
- --------------------------------------------------  -----------  -----------  -----------  -----------
Daniel A. Bollom                                        19,156       81,822        3,341          691
President and CEO of the Company and
Wisconsin Public Service Corporation
J. Gus Swoboda                                          10,724       30,000        1,243          387
Senior Vice President of Wisconsin Public
Service Corporation
Richard A. Krueger                                      10,724       45,300        1,877          387
Senior Vice President of Wisconsin Public
Service Corporation
Patrick D. Schrickel                                    10,539       24,000          994          380
Vice President of the Company and
Senior Vice President of Wisconsin Public
Service Corporation
Clark R. Steinhardt                                     10,361       30,000        1,243          373
Senior Vice President of Wisconsin Public
Service Corporation
Executive Group                                         75,470      249,222       10,267        2,723
Non-executive Director Group                            --          118,800        4,773       --
Non-executive Officer Employee Group                   216,419      340,808       14,339        7,811

    ELECTIONS respecting deferrals may be revised prospectively prior to the beginning of each month. In the case of participants subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or after the mandatory effective date for complying with the new Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), revised elections will be effective only as to months commencing at least six months after the revised election is received by the Secretary of the Company.

    DISTRIBUTIONS from Deferred Compensation Plan Accounts will be made in 3, 6, 9, 12 or 15 annual installments, as elected by the participant and will commence within 60 days following the end of the calendar year in which occurs the participant's retirement or termination of employment or service. A participant may modify a distribution election but such revision will take effect only if the participant remains a director of, or employed by, the Company or a subsidiary or affiliate thereof for twenty-four consecutive months following the revised election. For purposes of determining distribution amounts, share units in the Stock Account will be valued on the basis of the closing price as reported in the Wall Street Journal as New York Stock Exchange-Composite Transactions on January 21, (or if not a trading day the next preceding trading day) of each year.

    Distributions attributable to a participant's Stock Account shall be made in cash and/or whole shares of common stock of the Company as determined by the Compensation Committee in its sole discretion. Distributions attributable to Reserve Account A and Reserve Account B shall be made in cash. Unless a participant otherwise elects, income tax on each distribution will be withheld from the cash portion of the distribution and Company Stock will be used to satisfy withholding obligations only to the extent that the cash portion of the distribution is insufficient. For participants subject to Section 16 of the 1934 Act, elections must be received by the Secretary of the Company at least six months prior to the date the Company stock is distributed.

    The Deferred Compensation Plan provides that, subject to adjustment as hereinafter described, the total number of authorized but previously unissued shares of common stock of the Company which may be distributed to participants pursuant to the Deferred Compensation Plan shall be 100,000, which number shall not be reduced by or as a result of (i) any cash distributions pursuant to the Deferred Compensation Plan or (ii) the distribution to participants pursuant to the Deferred Compensation Plan of any outstanding shares of common stock of the Company purchased by or on behalf of the Trust. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting its common stock, such adjustment shall be made in the number and class of shares which may be distributed pursuant to the Deferred Compensation Plan as may be determined to be appropriate and equitable by the Compensation Committee in its sole discretion.

    The Deferred Compensation Plan is intended to operate in full compliance with the insider trading liability rules under Section 16 of the 1934 Act. The Deferred Compensation Plan will be constructed so that transactions under the Deferred Compensation Plan will be exempt from Section 16 of the 1934 Act pursuant to regulations and interpretations issued from time to time by the Securities and Exchange Commission.

    DEATH BENEFIT. The Deferred Compensation Plan provides a special death benefit for participating executives of Wisconsin Public Service Corporation at the Vice President level or above (including the five executives named in the Summary Compensation Table) who die prior to age sixty-five if deferrals are being made by or on behalf of such participant at the time of death. The death benefit is an amount equal to the aggregate amount of deferrals which would have been made by or on behalf of such participant to the date when such participant would have reached age sixty-five together with earnings thereon at the interest equivalent rate in effect for deferrals under the Deferred Compensation Plan at the applicable rate of deferral and interest in effect for such participant during the month preceding the month in which such participant dies. Such death benefit is payable in fifteen annual installments commencing within sixty days after such participant's death. Such death benefit is a fixed amount which does not accrue earnings on the undistributed balance.

    SUPPLEMENTAL RETIREMENT BENEFITS AND PROTECTION OF PENSION PLAN BENEFIT. The Deferred Compensation Plan would continue the supplemental retirement benefits for executives of Wisconsin Public Service Corporation at the Vice President level and above (which would include each of the five executives named in the Summary Compensation Table) in effect under the current retirement benefit program of Wisconsin Public Service Corporation. Such supplemental retirement benefits are described in the first two paragraphs under the caption "Benefit Plans" on pages 13 and 14 of this proxy statement. The Deferred Compensation Plan would also continue for executives, the additional retirement payments provided for under the current retirement program of Wisconsin Public Service Corporation which are described in the second paragraph on page 16 of this proxy statement, and the benefit amounts shown in such table include the additional retirement payment for loss of pension plan benefits for amounts deferred pursuant to the Deferred Compensation Plan. Wisconsin Public Service Corporation intends to continue these programs for such executives whether or not the Deferred Compensation Plan is approved by the shareholders of the Company.

    AMENDMENT. The Board may, at any time, amend or terminate the Deferred Compensation Plan without the consent of the participants or beneficiaries of participants, provided, however, that no amendment or termination may reduce any account balance accrued on behalf of a participant based on deferrals already made or divest any participant of right to which such participant was previously entitled. No amendment may become effective until shareholder approval is obtained if the amendment, as it relates to participants subject to Section 16 of the Exchange Act, would require shareholder approval under Rule 16b-3 or any successor provision.

    UNFUNDED PLAN. The Deferred Compensation Plan is unfunded for purposes of the Internal Revenue Code and ERISA, and the Trust established to facilitate payments under the Deferred Compensation Plan will be consistent with the "unfunded" status of the Deferred Compensation Plan. The right of a participant to receive a distribution under the Deferred Compensation Plan will be an unsecured claim.

    REQUIRED VOTE. The affirmative vote of a majority of all of the shares of Common Stock of the Company represented and voted at the 1995 Annual Meeting of Shareholders is required for approval of the Deferred Compensation Plan (assuming a quorum representing a majority of all of the outstanding common stock of the Company is either in person or represented by proxy) provided that a majority of the outstanding shares of the Company's Common Stock are voted on the proposal. A failure to vote shares may prevent such quorum requirement being satisfied and such non-votes as well as abstentions to vote on the proposal to approve the Deferred Compensation Plan may prevent such proviso from being satisfied. Assuming, however, that such quorum requirement and proviso are satisfied, any shares not voted at such meeting (whether by broker non-votes or otherwise) and any abstentions to vote on such proposal will have no impact on the vote.

    THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN. SHARES OF COMMON STOCK OF THE COMPANY REPRESENTED AT THE 1995 ANNUAL MEETING OF SHAREHOLDERS BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE PLAN, UNLESS A VOTE AGAINST APPROVAL OF THE PLAN OR TO ABSTAIN FROM VOTING IS SPECIFICALLY INDICATED IN THE PROXY.

                                 OTHER BUSINESS

    At the time this Proxy Statement went to press, the Company knew of no matters constituting a proper subject for action by the shareholders which would be presented at the Meeting, other than the election of directors and approval of the Plan. If any other matters are properly presented at the Meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

    Certain of the officers, directors and employees of the Company may solicit proxies by correspondence, telephone, telegraph or in person, but without extra compensation. The Company may reimburse banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

                                 ANNUAL REPORTS

    The annual report of the Company for the year 1994, including financial statements and the report of independent public accountants, Arthur Andersen LLP (which firm has been selected to continue to act in that capacity for the year
1995), was mailed to all shareholders in March, 1995, and to all persons who subsequently became shareholders of record prior to the close of business on the Record Date. A representative of Arthur Andersen LLP will be present at the annual meeting, available to respond to appropriate questions and will have an opportunity to make a statement if such representative desires to do so.

    THE COMPANY FILES A SEPARATE ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. A COPY OF THE FORM 10-K FOR THE YEAR 1994 (NOT INCLUDING EXHIBITS THERETO) WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF THE COMMON STOCK AS OF THE RECORD DATE FOR THIS ANNUAL MEETING AND WHO MAKES WRITTEN REQUEST FOR IT, ADDRESSED TO THE ATTENTION OF ROBERT H. KNUTH, ASSISTANT VICE PRESIDENT--SECRETARY, 700 NORTH ADAMS STREET, P.O. BOX 19001, GREEN BAY, WISCONSIN 54307.

                          FUTURE SHAREHOLDER PROPOSALS

    Any shareholder proposals intended for consideration at the 1996 annual meeting of shareholders must be received by the Company by November 27, 1995.

                                     WPS RESOURCES CORPORATION

                                                   (SIGNATURE CUT)

                                     Robert H. Knuth
                                     ASSISTANT VICE PRESIDENT-SECRETARY

                       DIRECTIONS TO THE WEIDNER CENTER,
                      UNIVERSITY OF WISCONSIN -- GREEN BAY


RECOMMENDED ROUTES TO
UNIVERSITY OF WISCONSIN -- GREEN BAY                                                  [MAP]
THE CITY ROUTE:
54-57 (University Ave.) to the University Ave.
Nicolet Drive exit. Nicolet Drive to the campus.                                   [MAP]
THE SCENIC ROUTE:
Monroe-Quincy (57) or Webster Ave. north from
downtown Green Bay to East Shore Drive, east along
the bay to the campus. N. Irwin Ave. or Danz Ave.
may also be taken north to East Shore Drive.
FROM 41 SOUTH, 41-141 NORTH:
I-43 South (Tower Drive) to Exit 185 (54-57), or
172 east to I-43, then north to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.
FROM AUSTIN-STRAUBEL FIELD:
Airport Drive (GG) east to 172, east to I-43, then
north to Exit 185 (54-57), 54-57 to University
Ave.-Nicolet Drive exit. Nicolet Drive to campus.
FROM I-43 SOUTH:
I-43 North to Exit 185 (54-57), 54-57 to
University Ave.-Nicolet Drive exit, Nicolet Drive
to campus.
FROM 29 EAST:
29 West to I-43 North, I-43 to exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.

                       PROXY - WPS RESOURCES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS
                             MEETING - MAY 4, 1995

    The undersigned hereby appoints Daniel A. Bollom and Robert H. Knuth as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below and, in their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 14, 1995, at the annual meeting of shareholders to be held on May 4, 1995, at 10:30 A.M. or any adjournment thereof:

1. ELECTION OF DIRECTORS / / FOR ALL NOMINEES         / / WITHHOLD AUTHORITY
                           listed below (except as      to vote for nominees
                           noted to the contrary)     listed
                                                        below

          Richard A. Bemis, Daniel A. Bollom and Robert C. Gallagher.

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2. / / FOR        / / AGAINST        / / ABSTAIN           approval of the WPS
                                         Resources Corporation Deferred
                                         Compensation Plan.

 (THIS PROXY IS CONTINUED, AND IS TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.

    PLEASE MARK ONE BOX ONLY IN THE ELECTION OF DIRECTORS AND WITH RESPECT TO PROPOSAL 2, SIGN EXACTLY AS YOUR NAME IS PRINTED ON THIS CARD, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                    -------------------------------------------

                    -------------------------------------------
                                   SIGNATURE(S) OF SHAREHOLDER(S)

                    DATED: --------------------------------, 1995

                                                                       APPENDIX

The last page of the Proxy Statement includes a narrative description of
recommended routes to the University of Wisconsin   Green Bay, Weidner Center
where the Annual Shareholders Meeting of WPS Resources Corporation will be held. Two maps are included on the page, one of which shows the various major highways or other local roads leading to the site and the other a presentation of the campus of the University of Wisconsin - Green Bay with the Weidner Center highlighted.